Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of 8point3 Energy Partners LP (the “Partnership”) on Form 10-K for the period ended November 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bryan Schumaker, Interim Chief Financial Officer and Chief Accounting Officer of 8point3 General Partner, LLC, the general partner of the Partnership, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Partnership.

Date:	February 5, 2018	By:	/s/ BRYAN SCHUMAKER
Bryan Schumaker
Chief Financial Officer and Interim Chief Accounting Officer of 8point3 General Partner, LLC (Principal Financial Officer)